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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 11, 2005
                                 --------------

                                 LANTRONIX, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                    1-16027              33-0362767
   -----------------------       --------------        -----------------
(State or other jurisdiction      (Commission           (IRS Employer
     of incorporation)            File Number)        Identification No.)

15353 Barranca Parkway
    Irvine, CA                                                       92618
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(Address of Principal Executive Offices)                           (Zip Code)

                                 (949) 453-3990
                    ----------------------------------------
               Registrant's telephone number, including area code

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


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Item 2.02 Results of Operations and Financial Condition

         On July 11, 2005, Lantronix, Inc. (the "Company") announced its expected financial results for the fiscal quarter ended June 30, 2005. A copy of the press release making this announcement and providing other forward-looking statements is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 7.01 Regulation FD Disclosure

         Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release dated July 11, 2005, announcing expected financial results for the Company for the quarter and year ended June 30, 2005, and the Company's outlook for its 2006 fiscal year. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 9.01 Financial Statements and Exhibits

     (c)     Exhibits

         99.1 Press Release dated July 11, 2005, announcing expected financial results for the Company for the quarter and year ended June 30, 2005, and the Company's outlook for its 2006 fiscal year.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LANTRONIX, INC.

         Date:  July 11, 2005       By: /s/ James W. Kerrigan
                                        -----------------------
                                        James W. Kerrigan
                                        Chief Financial Officer


                                  EXHIBIT INDEX
                                  -------------

         99.1 Press Release dated July 11, 2005, announcing expected financial results for the Company for the quarter and year ended June 30, 2005, and the Company's outlook for its 2006 fiscal year.